Exhibit 8(j)
FORM OF
APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN
Brown Brothers Harriman & Co. and each of the following Investment
Companies
Dated as of June 1 1998
The following is a list of Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of September 1, 1994:

Fund                                 Portfolio                                                          Effective as of:
Fidelity Advisor Series I            Fidelity Advisor Large Cap Fund                                    January 18, 1996
                                     Fidelity Advisor Mid Cap Fund                                      January 18, 1996
                                     Fidelity Advisor Growth Opportunities Fund                         September 1, 1994
                                     Fidelity Advisor Strategic Opportunities Fund                      September 1, 1994

Fidelity Advisor Series VII          Fidelity Advisor Natural Resources Fund                            September 1, 1997

Fidelity Advisor Series VIII         Fidelity Advisor International Capital Appreciation Fund           October 31, 1997

Fidelity Capital Trust               Fidelity Capital Appreciation Fund                                 September 1, 1994
                                     Fidelity Stock Selector                                            September 1, 1994
                                     Fidelity Value Fund                                                September 1, 1994
Fidelity Commonwealth Trust          Fidelity Small Cap Stock Fund                                      March 2, 1998
                                     Fidelity Large Cap Stock Fund                                      May 8, 1995
                                     Fidelity Small Cap Selector                                        March 2, 1998
Fidelity Congress Street Fund        Fidelity Congress Street Fund                                      September 1, 1994
Fidelity Contrafund                  Fidelity Contrafund                                                September 1, 1994
Fidelity Devonshire Trust            Fidelity Real Estate Investment Portfolio                          September 1, 1994
                                     Fidelity Utilities Fund                                            September 1, 1994
Fidelity Exchange Fund               Fidelity Exchange Fund                                             September 1, 1994
Fidelity Financial Trust             Fidelity Convertible Securities Fund                               September 1, 1994
                                     Fidelity Retirement Growth Fund                                    September 1, 1994
Fidelity Hastings Street Trust       Fidelity Fifty                                                     September 1, 1994
                                     Fidelity Contrafund II                                             March 19, 1998

*Fidelity Select Portfolios: American Gold Portfolio has been renamed to Fidelity
 Select Portfolios: Gold Portfolio effective 6/1/98.
Fidelity Investment Trust            Fidelity Canada Fund                                               September 1, 1994
                                     Fidelity France Fund                                               September 14, 1995
                                     Fidelity Germany Fund                                              September 14, 1995
                                     Fidelity Hong Kong & China Fund                                    September 14, 1995
                                     Fidelity Japan Small Companies Fund                                September 14, 1995
                                     Fidelity Latin America Fund                                        September 1, 1994
                                     Fidelity Nordic Fund                                               September 14, 1995
                                     Fidelity United Kingdom Fund                                       September 14, 1995
Fidelity Mt. Vernon Street Trust     Fidelity Emerging Growth Fund                                      September 1, 1994
                                     Fidelity Growth Company Fund                                       September 1, 1994
Fidelity Puritan Trust               Fidelity Balanced Fund                                             September 1, 1994
                                     Fidelity Global Balanced Fund                                      September 1, 1994
                                     Fidelity Low-Priced Stock Fund                                     September 1, 1994
Fidelity Securities Fund             Fidelity Blue Chip Growth Fund                                     September 1, 1994
                                     Fidelity Dividend Growth Fund                                      September 1, 1994
                                     Fidelity OTC Portfolio                                             September 1, 1994
Fidelity Select Portfolios           Air Transportation Portfolio                                       September 1, 1994
                                     American Gold Portfolio                                            September 1, 1994
                                     Automotive Portfolio                                               September 1, 1994
                                     Biotechnology Portfolio                                            September 1, 1994
                                     Brokerage and Investment Management Portfolio                      September 1, 1994
                                     Business Services and Outsourcing Portfolio                        December 18, 1997
                                     Chemicals Portfolio                                                September 1, 1994
                                     Computers Portfolio                                                September 1, 1994
                                     Construction and Housing Portfolio                                 September 1, 1994
                                     Consumer Industries Portfolio                                      September 1, 1994
                                     Cyclical Industries Portfolio                                      January 16, 1997
                                     Defense and Aerospace Portfolio                                    September 1, 1994
                                     Developing Communications Portfolio                                September 1, 1994
                                     Electronics Portfolio                                              September 1, 1994
                                     Energy Portfolio                                                   September 1, 1994
                                     Energy Service Portfolio                                           September 1, 1994
                                     Environmental Services Portfolio                                   September 1, 1994
                                     Financial Services Portfolio                                       September 1, 1994
                                     Food and Agriculture Portfolio                                     September 1, 1994
                                     Health Care Portfolio                                              September 1, 1994
                                     Home Finance Portfolio                                             September 1, 1994
                                     Industrial Equipment Portfolio                                     September 1, 1994
                                     Industrial Materials Portfolio                                     September 1, 1994
                                     Insurance Portfolio                                                September 1, 1994
                                     Leisure Portfolio                                                  September 1, 1994
                                     Medical Delivery Portfolio                                         September 1, 1994
                                     Medical Equipment and Systems Portfolio                            December 18, 1997
                                     Multimedia Portfolio                                               September 1, 1994
                                     Natural Gas Portfolio                                              September 1, 1994
                                     Natural Resources Portfolio                                        January 16, 1997
                                     Natural Gas Portfolio                                              September 1, 1994
                                     Paper and Forest Products Portfolio                                September 1, 1994
                                     Paper and Forest Products Portfolio                                September 1, 1994
                                     Precious Metals and Minerals Portfolio                             September 1, 1994
                                     Regional Banks Portfolio                                           September 1, 1994
                                     Retailing Portfolio                                                September 1, 1994
                                     Software and Computer Service Portfolio                            September 1, 1994
                                     Technology Portfolio                                               September 1, 1994
                                     Telecommunications Portfolio                                       September 1, 1994
                                     Transportation Portfolio                                           September 1, 1994
                                     Utilities Growth Portfolio                                         September 1, 1994
Variable Insurance Products Fund     Growth Portfolio                                                   September 1, 1994
Variable Insurance Products Fund II  Contrafund Portfolio                                               September 1, 1994

Variable Insurance Products Fund III Growth Opportunities Portfolio                                     September 1, 1994






 IN WITNESS WHEREOF, each of the parties hereto has caused this
Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.
Each of the Investment Companies             Brown Brothers Harriman & Co.
Listed on this Appendix "a", on behalf
of each of their respective portfolios
By:      ________________________            By:        ________________________
Name:    ________________________            Name:      ________________________
Title:   ________________________            Title:     ________________________